UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2015

HCi Viocare
Exact name of registrant as specified in its charter

Nevada	000-53089	30-0428006
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kintyre House, 209 Govan Road, Glasgow, Scotland	G51 1 HJ
(Address of principal executive offices)	(Zip Code)

+44 141 3700321
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1  REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As used in this Current Report on Form 8-K, unless otherwise stated, all references to the “Company”, “we,” “our” and “us” refer to HCi Viocare.

On May 28, 2015, the Company entered into a Debt Settlement and Subscription Agreement (the “Agreement”) with the President of the Company, Mr. Sotirios Leontaritis (“Leontaritis”). Under the terms of a convertible note payable entered into as of July 25, 2014 the Company was indebted to Leontaritis, in the amount of €300,000 (the “Debt”) accruing simple interest at a rate of 5% per annum (the “Debt”). Leontaritis has agreed to accept 11,291,033 shares of the Company’s common stock at a price of US$0.03 per share in full and final settlement of the Debt plus accrued interest totaling €311,125 (USD$338,731) as at May 28, 2015, pursuant to the terms and conditions set forth in the Agreement.

The Agreement was approved by the Board of Directors of the Company with Leontaritis noting his conflict of interest and abstaining from the vote.

A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

SECTION 3  SECURITIES AND TRADING MARKETS

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption from Registration. The shares of Common Stock referenced herein to be issued to Mr. Leontaritis and Mr. Kardaras will be issued in reliance upon the exemption from securities registration afforded by the provisions of Regulation S of the Securities Act of 1933, as amended, (“Securities Act”), as promulgated by the U.S. Securities and Exchange Commission under the Securities Act. Our reliance upon the exemption under Rule 903 of Regulation S of the Securities Act was based on the fact that the sales of the securities were completed in an "offshore transaction", as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities. The investor was not a US person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a US person.

SECTION 5  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 28, 2015, the Company approved the issuance of 100,000 common shares as compensation for prior services provided by director Nikolaos Kardaras in the form of fully vested stock awards.

The issuance of the stock award was approved by the Board of Directors of the Company with Mr. Kardaras disclosing his conflict of interest in the proposed stock award and abstaining from the approval of such award.

A copy of the Grant Notice  is filed as Exhibit 10.2 to this Current Report on Form 8-K.

SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit no.	Description
10.1	Debt Settlement Agreement with Leontaritis dated May 28, 2015	Filed herewith
10.2	Grant notice for stock awards issued May 28, 2015	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HCi Viocare

Dated: June 3, 2015	By:	/s/ Sotirios Leontaritis
	Name:	Sotirios Leontaritis
	Title:	President, Treasurer, CEO, and Director